Exhibit 10.59

NUTRALIFE BIOSCIENCES, INC.

SUBSCRIPTION AGREEMENT

The undersigned "Subscriber", on the terms and conditions herein set forth, hereby irrevocable submits this subscription agreement (the "Subscription Agreement") to NutraLife Biosciences, Inc., a Florida corporation (the "Company"), in connection with a private offering by the Company (the "Offering") to raise a maximum of $500,200 through the sale to Subscriber as an "accredited investor" (as defined below) of a Promissory Note of the Company (a "Note") and, if elected by Subscriber, certain shares of common stock, par value $0.0001 per share, of the Company (the "Common Stock").

The Company is offering up to $500,000 of aggregate principal amount of Notes and up to 2,000,000 shares of Common Stock.

For each one dollar of aggregate principal amount of a Note that Subscriber subscribes for, the Subscriber may acquire up to four shares of Common Stock, at a price of $0.0001 per share (the "Shares").

By way of example, and not limitation, in the event that Subscriber subscribed for a Note in the principal amount of $50,000, Subscriber may acquire, at Subscriber's election, <u>up to</u> 200,000 shares of Common Stock at $0.0001 per share. If Subscriber so elects, the total subscription price would be $50,020.00 ($50,000 principal amount of the Note plus 200,000 multiplied by $0.0001, and therefore $20.00 for the shares of Common Stock).

Subscriber is <u>not</u> <u>required</u> to acquire any shares of Common Stock in connection with the acquisition of a Note, but may do so at Subscriber's election as set forth above.

The minimum subscription amount is a Note in the aggregate principal amount of $25,000, provided that the Company may accept subscriptions in lesser amounts in its sole discretion.

The principal amount of Note subscribed for, and the number of shares of Common Stock subscribed for is set forth below.

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525307.v2

Subscription:

The undersigned Subscriber, intending to be legally bound, hereby subscribes for:

(i) a Note in the principal amount of $ 50,000.00 (the "Principal Amount"); and

(ii) 200,000 shares of Common Stock at $0.0001 per share, for resulting purchase price of $20.00 (the "Share Purchase Price");

for a resulting total purchase price of $ 50,020.00 [Principal Amount + Share Purchase Price] (the "Subscription Amount").

The Note and, if any shares of Common Stock are elected above, together with such shares, may be referred to herein collectively as the "Securities".

The undersigned acknowledges that the Company is offering the Securities to those who are "accredited investors" as defined herein pursuant to of Rule 506(b) of Regulation D promulgated by the Securities Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").

The undersigned agrees to execute this Subscription Agreement and if by mail, send to the Company. You as an individual or you on behalf of the subscribing entity are being asked to complete this Subscription Agreement so that a determination can be made as to whether or not you (it) are qualified to purchase the Securities under applicable federal and state securities laws. Your answers to the questions contained herein must be true and correct in all respects, and a false representation by you may constitute a violation of law for which a claim for damages may be made against you. Your answers will be kept strictly confidential; however, by signing this Subscription Agreement, you will be authorizing the Company to present a completed copy of this Subscription Agreement to such parties as they may deem appropriate in order to make certain that the offer and sale of the securities will not result in a violation of the Securities Act or of the securities laws of any state.

All questions must be answered. If the appropriate answer is "None" or "Not Applicable," please state so. Please print or type your answers to all questions and attach additional sheets if necessary to complete your answers to any item. Please initial any corrections.

1. **Subscription for the Purchase of Securities.** The undersigned Subscriber hereby subscribes to purchase the Securities as set forth above. Subscriber agrees to forward payment in the amount of the Subscription Price to the Company via one of the following methods:

   (a) by wiring payment of the Subscription Amount in accordance with the information set forth below:

For financial institutions <u>in</u> the United States, give your bank this information:

Send to: [Bank Name]
[Bank Address]
ABA#[ ]

For credit to: NutraLife Biosciences, Inc.
Attn: Edgar Ward
6601 Lyons Road, Suite L-6
Coconut Creek, FL 33073
Account #[ ]

For the benefit of: *(Your Name and/or Business Entity)* Nicholas Cirignano III
(Your Name and/or Business Entity)
Your street address 69 Chatham St.
City, State Zip Chatham, NJ 07928
United States
Phone Number/email address 267.252.8363 / nick_cirignano@ icradvisory

For financial institutions <u>outside</u> the United States, please contact the Company.

OR

(b) by mailing a certified check in the amount of the Subscription Price, payable to "NutraLife Biosciences, Inc.", to the Company as follows:

NutraLife Biosciences, Inc.
Attn: Edgar Ward
6601 Lyons Road, Suite L-6
Coconut Creek, FL 33073

Regardless of whether paying by wire transfer or check, you must also deliver a fully completed and executed copy of this Subscription Agreement <u>and an executed copy of the signature page to the Note</u> to the Company at:

NutraLife Biosciences, Inc.
Attn: Edgar Ward
6601 Lyons Road, Suite L-6
Coconut Creek, FL 33073

The Note is attached to this Subscription Agreement as Exhibit A.

Subscriber recognizes and agrees that (i) this subscription is irrevocable and, if Subscriber is a natural person, shall survive Subscriber's death, disability or other incapacity, and (ii) the Company has complete discretion to accept or to reject this Subscription Agreement in its entirety and shall have no liability for any rejection of this Subscription Agreement. This Subscription Agreement shall be deemed to be accepted by the Company only when it is executed by the Company.

2. **Effect of Acceptance.** Subscriber hereby acknowledges and agrees that on the Company's acceptance of this Subscription Agreement, it shall become a binding and fully enforceable agreement between the Company and the Subscriber. As a result, upon acceptance by the Company of this Subscription Agreement, Subscriber will become the record and beneficial holder of the Securities and the Company will be entitled to receive the purchase price of the

Securities as specified herein. By Subscriber's execution of this Subscription Agreement, Subscriber agrees to the bound by the terms and conditions of the Note.

3. **Representation as to Investor Status.** In order for the Company to sell the Securities (in conformance with state and federal securities laws), the following information must be obtained regarding Subscriber's investor status. Please **initial each item applicable** to you as an investor in the Company.

(a) **Accredited Investor.** Rule 501(a) of Regulation D defines an "accredited investor" as any person who comes within any of the following categories, or whom the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

(i) _____ A natural person whose net worth, either individually or jointly with such person's spouse, at the time of Subscriber's purchase, exceeds $1,000,000.

(ii) _____ A natural person who had an individual income in excess of $200,000, or ~~joint~~ income with that person's spouse in excess of $300,000, in each of the two most recent years and reasonably expects to reach the same income level in the current year.

(iii) _____ A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

(iv) _____ A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(v) _____ An insurance company as defined in section 2(13) of the Exchange Act.

(vi) _____ An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

(vii) _____ A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

(viii) _____ A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state, or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

(ix) _____ An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(x) _____ A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(xi) _____ An organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000.

(xii) _____ A director or executive officer of the Company.

(xiii) _____ A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company.

(xiv) _____ An entity in which all of the equity owners qualify under any of the above subparagraphs.

________ Subscriber does not qualify under any of the investor categories set forth in Section (3)(a)(i) through Section (3)(a)(iv).

The term "net worth" means the excess of total assets over total liabilities (including personal and real property, but excluding the estimated fair market value of a person's primary home).

In determining individual "income," Subscriber should add to Subscriber's individual taxable adjusted gross income (exclusive of any spousal income) any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

(b) Type of Subscriber. Indicate the form of entity of Subscriber:

☒ Individual ☐ Limited Partnership

☐ Corporation ☐ General Partnership

☐ Revocable Trust ☐ Other Type of Trust (indicate type): ___________

☐ Other (indicate form of organization): ______________________________

(i) If Subscriber is not an individual, indicate the approximate date Subscriber entity was formed: ____________________.

(ii) If Subscriber is not an individual, **initial** the line below which correctly describes the application of the following statement to Subscriber's situation: Subscriber (x)

was not organized or reorganized for the specific purpose of acquiring the Securities and (y) has made investments prior to the date hereof, and each beneficial owner thereof has and will share in the investment in proportion to his or her ownership interest in Subscriber.

_______ True

_______ False

If the "False" box is checked, each person participating in the entity will be required to fill out a Subscription Agreement.

4. **Additional Representations and Warranties of Subscriber.** Subscriber hereby represents and warrants to the Company as follows:

   (a) Subscriber has been furnished all documents related to the Company and its operations as requested by Subscriber, and Subscriber has carefully read such documents. Subscriber has been furnished with all documents and materials relating to the business, finances and operations of the Company and information that Subscriber requested and deemed material to making an informed investment decision regarding its purchase of the Securities. Subscriber has been afforded the opportunity to review such documents and materials and the information contained therein. Subscriber has been afforded the opportunity to ask questions of the Company and its management. Subscriber understands that such discussions, as well as any written information provided by the Company, were intended to describe the aspects of the Company's business and prospects which the Company believes to be material, but were not necessarily a thorough or exhaustive description, and except as expressly set forth in this Subscription Agreement, the Company makes no representation or warranty with respect to the completeness of such information and makes no representation or warranty of any kind with respect to any information provided by any entity other than the Company. Some of such information may include projections as to the future performance of the Company, which projections may not be realized, may be based on assumptions which may not be correct and may be subject to numerous factors beyond the Company's control. Additionally, Subscriber understands and represents that Subscriber is purchasing the Securities notwithstanding the fact that the Company may disclose in the future certain material information that the Subscriber has not received, including the financial results of the Company for their current fiscal quarters. Neither such inquiries nor any other due diligence investigations conducted by such Subscriber shall modify, amend or affect such Subscriber's right to rely on the Company's representations and warranties, if any, contained in this Subscription Agreement. Subscriber has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its investment in the Securities. Subscriber has full power and authority to make the representations referred to herein, to purchase the Securities and to execute and deliver this Subscription Agreement.

   (b) Subscriber has read and understood, and is familiar with, this Subscription Agreement, the Securities and the business and financial affairs of the Company.

(c) Subscriber, either personally, or together with Subscriber's advisors (other than any securities broker/dealers who may receive compensation from the sale of any of the Securities), has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, is able to bear the risks of an investment in the Securities and understands the risks of, and other considerations relating to, a purchase of a Unit. The Subscriber and its advisors have had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Securities. Subscriber's financial condition is such that Subscriber is able to bear the risk of holding the Securities that Subscriber may acquire pursuant to this Agreement, for an indefinite period of time, and the risk of loss of Subscriber's entire investment in the Company.

(d) Subscriber has investigated the acquisition of the Securities to the extent Subscriber deemed necessary or desirable and the Company has provided Subscriber with any reasonable assistance Subscriber has requested in connection therewith.

(e) The Securities are being acquired for Subscriber's own account for investment, with no intention by Subscriber to distribute or sell any portion thereof within the meaning of the Securities Act, and will not be transferred by Subscriber in violation of the Securities Act or the then applicable rules or regulations thereunder. No one other than Subscriber has any interest in or any right to acquire the Securities. Subscriber understands and acknowledges that the Company will have no obligation to recognize the ownership, beneficial or otherwise, of the Securities by anyone but Subscriber.

(f) No representations or warranties have been made to Subscriber by the Company, or any representative of the Company, or any securities broker/dealer, other than as set forth in this Subscription Agreement.

(g) Subscriber is aware that Subscriber's rights to transfer the Securities is restricted by the Securities Act and applicable state securities laws, and Subscriber will not offer for sale, sell or otherwise transfer the Securities without registration under the Securities Act and qualification under the securities laws of all applicable states, unless such sale would be exempt therefrom.

(h) Subscriber understands and agrees that the Securities have not been registered under the Securities Act or any state securities act in reliance on exemptions therefrom and that the Company has no obligation to register any of the Securities.

(i) The Subscriber has had an opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of this investment and all such questions have been answered to the full satisfaction of the undersigned. Subscriber understands that no person other than the Company has been authorized to make any representation and if made, such representation may not be relied on unless it is made in writing and signed by the Company. The Company has not, however, rendered any investment advice to the undersigned with respect to the suitability.

(j) Subscriber understands that the certificates or other instruments representing the

Securities shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such certificates):

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THIS CORPORATION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THIS CORPORATION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

(k) Subscriber also acknowledges and agrees to the following:

(i) an investment in the Securities is highly speculative and involves a high degree of risk of loss of the entire investment in the Company; and

(ii) there is no assurance that a public market for the will be available and that, as a result, Subscriber may not be able to liquidate Subscriber's investment in the Securities should a need arise to do so.

(l) Subscriber is not dependent for liquidity on any of the amounts Subscriber is investing in the Securities.

(m) Subscriber's address set forth below is his or her or its correct residence or business address.

(n) Subscriber has full power and authority to make the representations referred to herein, to purchase the Securities and to execute and deliver this Subscription Agreement.

(o) Subscriber understands that the foregoing representations and warranties are to be relied upon by the Company as a basis for the exemptions from registration and qualification of the sale of the Securities under the federal and state securities laws and for other purposes.

5. **Representations and Warranties Regarding Patriot Act; Anti-Money Laundering; OFAC.** The Subscriber should check the Office of Foreign Assets Control ("OFAC") website at http://www.treas.gov/ofac before making the following representations. Subscriber hereby represents and warrants to the Company as follows:

(a) The Subscriber represents that (i) no part of the funds used by the Subscriber to acquire the Securities or to satisfy his/her capital commitment obligations with respect thereto has been, or shall be, directly or indirectly derived from, or related to, any activity that may contravene United States federal or state or non-United States laws or regulations, including anti-money laundering laws and regulations, and (ii) no capital commitment,

contribution or payment to the Company by the Subscriber and no distribution to the Subscriber shall cause the Company to be in violation of any applicable anti-money laundering laws or regulations including, without limitation, Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the United States Department of the Treasury Office of Foreign Assets Control regulations. The Subscriber acknowledges and agrees that, notwithstanding anything to the contrary contained in any other agreement, to the extent required by any anti-money laundering law or regulation, the Company may prohibit capital contributions, restrict distributions or take any other reasonably necessary or advisable action with respect to the Securities, and the Subscriber shall have no claim, and shall not pursue any claim, against the Company or any other person in connection therewith. U.S. federal regulations and executive orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac. In addition, the programs administered by OFAC (the "OFAC Programs") prohibit dealing with individuals[1] or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

(b) To the best of the Subscriber's knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in this paragraph. The Subscriber agrees to promptly notify the Company should the Subscriber become aware of any change in the information set forth in these representations. The Subscriber understands and acknowledges that, by law, the Company may be obligated to "freeze the account" of the Subscriber, either by prohibiting additional subscriptions from the Subscriber, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and any broker may also be required to report such action and to disclose the Subscriber's identity to OFAC. The Subscriber further acknowledges that the Company may, by written notice to the Subscriber, suspend the redemption rights, if any, of the Subscriber if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any Broker or any of the Company's other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

(c) To the best of the Subscriber's knowledge, none of: (1) the Subscriber; (2) any person

[1] These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a senior foreign political figure[2], or any immediate family[3] member or close associate[4] of a senior foreign political figure, as such terms are defined in the footnotes below.

(d) If the Subscriber is affiliated with a non-U.S. banking institution (a "Foreign Bank"), or if the Subscriber receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Subscriber represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

(e) The Subscriber acknowledges that, to the extent applicable, the Company will seek to comply with the Foreign Account Tax Compliance Act provisions of the U.S. Internal Revenue Code and any rules, regulations, forms, instructions or other guidance issued in connection therewith (the "FATCA Provisions"). In furtherance of these efforts, the Subscriber agrees to promptly deliver any additional documentation or information, and updates thereto as applicable, which the Company may request in order to comply with the FATCA Provisions. The Subscriber acknowledges and agrees that, notwithstanding anything to the contrary contained in any side letter or any other agreement, the failure to promptly comply with such requests, or to provide such additional information, may result in the withholding of amounts with respect to, or other limitations on, distributions made to the Subscriber and such other reasonably necessary or advisable action by the Company with respect to the Securities (including, without limitation, required withdrawal), and the Subscriber shall have no claim, and shall not pursue any claim, against the Company or any other person in connection therewith

The foregoing representations and warranties are true and accurate as of the date hereof and shall survive such date. If any of the above representations and warranties shall cease to be true and accurate prior to the acceptance of this Subscription Agreement, Subscriber shall give prompt notice of such fact to the Company by telegram, or facsimile or e-mail, specifying which

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[2] A "senior foreign political figure" is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a "senior foreign political figure" includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

[3] "Immediate family" of a senior foreign political figure typically includes the figure's parents, siblings, spouse, children and in-laws.

[4] A "close associate" of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

representations and warranties are not true and accurate and the reasons therefor.

6. **Indemnification.** Subscriber acknowledges that Subscriber understands the meaning and legal consequences of the representations and warranties made by Subscriber herein, and that the Company is relying on such representations and warranties in making the determination to accept or reject this Subscription Agreement. Subscriber hereby agrees to indemnify and hold harmless the Company and each employee and agent thereof from and against any and all losses, damages or liabilities due to or arising out of a breach of any representation or warranty of Subscriber contained in this Subscription Agreement.

7. **Transferability.** Subscriber agrees not to transfer or assign this Subscription Agreement, or any interest herein, and further agrees that the assignment and transferability of the Securities acquired pursuant hereto shall be made only in accordance with applicable federal and state securities laws.

8. **Termination of Agreement; Return of Funds.** In the event that, for any reason, this Subscription Agreement is rejected in its entirety by the Company, this Subscription Agreement shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder. In the event that the Company rejects this Subscription Agreement, the Company shall promptly return or cause to be returned to Subscriber any money tendered hereunder without interest or deduction.

9. **Notices.** All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, or delivered by, facsimile or e-mail to Subscriber at the address set forth below and to the Company at the address set forth above, or at such other place as the Company may designate by written notice to Subscriber.

10. **Amendments.** Neither this Subscription Agreement nor any term hereof may be changed, waived, discharged or terminated except in a writing signed by Subscriber and the Company.

11. **Governing Law.** This Subscription Agreement and all amendments hereto shall be governed by and construed in accordance with the laws of the State of Florida without application of the conflicts of laws provisions thereof.

12. **Headings.** The headings in this Subscription Agreement are for convenience of reference, and shall not by themselves determine the meaning of this Subscription Agreement or of any part hereof.

13. **Counterparts.** This Subscription Agreement may be executed in any number of counterparts with the same force and effect as if all parties had executed the same document. The execution and delivery of a facsimile or other electronic transmission of this Subscription Agreement shall constitute delivery of an executed original and shall be binding upon the person whose signature appears on the transmitted copy.

14. **Continuing Obligation of Subscriber to Confirm Investor Status.** Upon the request of the Company and for as long as the Subscriber holds Securities or other securities in the Company, the Subscriber shall confirm Subscriber's investor status as an "Accredited Investor," as defined by the Securities and Exchange Commission at the time of such request. In connection

therewith, the Company shall deliver to the Subscriber a questionnaire that elicits the necessary information to determine the Subscriber's investor status. Upon receipt of the questionnaire, the Subscriber shall: (i) complete it, (ii) execute the signature page therein, and (iii) return it to the Company, or its designee, in accordance with the instructions therein, no later than ten (10) days after receipt of the questionnaire.

15. **Representations of the Company.** The Company acknowledges, represents and warrants to Subscriber, as of the date hereof, as follows:

(a) Corporate Organization and Authority.

(i) The Company is a corporation incorporated, validly existing and in good standing under the laws of the State of Florida and has the requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. The reports filed by the Company with the Securities and Exchange Commission pursuant to the Exchange Act (the "SEC Reports") contain true and complete copies of the Company's articles of incorporation and by-laws, as in effect on the date of this Agreement.

(ii) All corporate action required to be taken by the Company's Board of Directors and stockholders in order to authorize the Company to enter into this Agreement and the other documents in connection with the transactions being undertaken by the Company on or about the date hereof relating to the investment in the Company by Subscriber, including, without limitation, the Company's articles of incorporation, by-laws, and any stockholders agreement (collectively, the "Equity Documents"), and to issue the Securities to Subscriber, has been taken. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Subscriber, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except (A) as such enforceability may be limited by bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium, receivership or other similar laws affecting or relating to enforcement of creditors' rights generally, and (B) as the remedy of specific performance and injunction and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The shares of Common Stock to be issued hereunder (the "Shares"), when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable federal and state securities laws.

(iii) Other than any waivers, consents, and filings as have already been obtained or made, the execution, delivery and performance by the Company of this Agreement, and the issuance of the Shares: (A) will not violate any provision of the Company's articles of incorporation or by-laws; (B) will not result in a breach of, or constitute a default under, any law to which the Company or any material portion of its assets is subject; (C) do not require notice to, filing with or the consent of any governmental authority, except for customary filings under applicable securities

laws; (D) do not require notice to or the consent of any other person under any material agreement or material contract to which the Company is a party or subject; and (E) will not violate, constitute grounds for termination of, result in a breach of, constitute a default under, give rise to any third party's right(s) of first refusal or similar right in respect of the rights or obligations of the Company under, accelerate or permit the acceleration of any performance required by the terms of, or result in the loss of any benefit to which the Company is entitled under, any agreement or contract to which the Company is a party or subject.

(b) Capitalization.

(i) The aggregate number of shares of capital stock which the Company is authorized to issue is 500,000,000 shares, consisting of (A) 499,990,000 shares of Common Stock, par value $0.0001 per share, and (B) 10,000 shares of Preferred Stock, par value $0.0001 per share. As of the date hereof, there are 145,539,170 shares of Common Stock and 1,000 shares of Preferred Stock issued and outstanding, not including the Shares to be issued hereunder.

(ii) Other than as set forth in the SEC Reports, there are no outstanding or authorized options, warrants, subscriptions, calls or other rights (including preemptive rights) to purchase equity securities of the Company, other than (x) pursuant to the equity incentive plan as the Company has adopted as of the date hereof (as may be amended, restated or modified from time to time), and (y) pursuant to subscription agreements executed contemporaneously with this Agreement.

(c) Use of Proceeds. The proceeds from the issuance by the Company of the Securities shall be used by the Company for general corporate purposes.

(d) No Proceedings. There is no pending or, to the knowledge of the Company, threatened claim, legal action, or other administrative proceeding or any order, complaint, decree or judgment involving the transactions contemplated hereby or the Company that could reasonably be expected to have a material adverse effect on the Company.

16. **Indemnification by the Company.** The Company hereby agrees to indemnify Subscriber and to hold Subscriber harmless from and against any and all liability, damage, cost or expense incurred by Subscriber as a result of any inaccuracy in the declarations, representations and warranties of the Company set forth herein.

[Remainder of page intentionally left blank. Signatures appear on following pages.]

INDIVIDUALS

In witness whereof, the parties hereto have executed this Agreement as of the dates set forth below.

Dated: September 11, 2020.

Signature: [signature]

Name (Please Print): Nicholas Cirignano III

Residence Address: 69 Chatham St
Chatham, NJ 07928

Phone Number: (____) ____-____

Cellular Number: (267) 252-8363

Social Security Number(s): ________

Email address: nick_cirignano@kcr-advisory.com

ACCEPTANCE

NutraLife Biosciences, Inc.

Date: 9/11/2020, 2020.

By: Edgar Ward
Name: Edgar Ward
Title: Chief Executive Officer

525307.v2

Exhibit A
Promissory Note

(Attached)

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH QUALIFICATION AND REGISTRATION ARE NOT REQUIRED. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS NOTE IS FURTHER SUBJECT TO OTHER RESTRICTIONS, TERMS AND CONDITIONS WHICH ARE SET FORTH HEREIN.

Principal Amount: $[50,000 **]** **Issue Date: [** 9-11 **], 2020**

18% PROMISSORY NOTE

FOR VALUE RECEIVED, pursuant to the terms and conditions of this 18% Promissory Note (this "Note"), NutraLife Biosciences, Inc., a Florida corporation (the "Company"), hereby promises to pay to the order of the holder as set forth on the signature page hereof, or its assigns (the "Holder"), on the first anniversary of the Issue Date as set forth above (the "Maturity Date") or earlier as required pursuant to this Note, the principal amount as set forth above (the "Principal Amount"), and to pay interest on the outstanding Principal Amount as set forth herein in each case to the extent that this Note and the Principal Amount and any accrued interest hereunder (the "Indebtedness") has not been repaid by the Company as of such applicable date. Interest shall commence accruing on the date hereof (the "Issue Date"), computed on the basis of a 365-day year and the actual number of days elapsed, and shall be payable as set forth herein.

This Note is entered into pursuant to a Subscription Agreement by and between the Company and the Holder dated as of the Issue Date (the "Agreement") and is subject to the terms and conditions thereof.

This Note is not a certificate of deposit or similar obligation of, and is not guaranteed or insured by, any depository institution, the Federal Deposit Insurance Corporation, the Securities Holder Protection Corporation or any other governmental or private fund or entity.

The following terms shall apply to this Note:

Section 1. Definitions. Defined terms used herein without definition have the meanings given them in the Agreement. The Company and the Holder may be referred to herein individually as a "Party" and collectively as the "Parties".

Section 2. Interest; Late Fees; Prepayment.

(a) Interest shall accrue on the Principal Amount at the rate of eighteen percent (18%) per annum, simple interest, non-compounded basis (the "Interest"). To the extent not earlier repaid as set forth herein, the Principal Amount and the accrued and unpaid Interest (collectively, the "Indebtedness") shall be due and payable in full on the Maturity Date or such

earlier date as the Indebtedness may be due hereunder pursuant to the terms herein. No payments of the Principal Amount or Interest herein shall be required prior to the Maturity Date.

(b) The Company may prepay all or any portion of the Principal Amount and any accrued and unpaid Interest at any time.

(c) Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

Section 3. Events of Default.

(a) The Holder may elect to declare an "Event of Default" if any of the following conditions or events shall occur and be continuing:

(i) the Company fails to pay the then-outstanding Indebtedness on any date any such amounts become due and payable, and any such failure is not cured within three Business Days of written notice thereof by Holder (provided that on the third or more such instance(s) of non-payment, the Company shall not be entitled to a cure period);

(ii) any representation or warranty of the Company delivered in this Note or in the Agreement is materially false or untrue when given;

(iii) the Company fails to comply in any material respect with any other covenant or agreement in this Note or in the Agreement and any such failure is not cured within three Business Days of written notice thereof by Holder;

(iv) the Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator; (ii) make a general assignment for the benefit of the Company's creditors; or (iii) commence a voluntary case under the U.S. Bankruptcy Code as now and hereafter in effect, or any successor statute; or

(v) a proceeding or case shall be commenced, without the application or consent of the Company, in any court of competent jurisdiction, seeking (1) liquidation, reorganization or other relief with respect to it or its assets or the composition or readjustment of its debts, or (2) the appointment of a trustee, receiver, custodian, liquidator or the like of any substantial part of its assets, and, in each case, such proceedings or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 days, if in the United States, or 90 days, if outside of the United States; or an order for relief against the Company shall be entered in an involuntary case under any bankruptcy, insolvency, composition, readjustment of debt, liquidation of assets or similar Law of any jurisdiction.

(b) Consequences of Events of Default. If an Event of Default has occurred and is continuing (i) the Holder may, by notice to the Company, declare all or any portion of the then-outstanding Indebtedness due and payable, and the Note and the then-outstanding

Indebtedness shall thereupon become immediately due and payable in cash and (ii) the Holder shall have the right to pursue any other remedies that the Holder may have under applicable law.

Section 4. Miscellaneous.

(a) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note, but only upon receipt of evidence of such loss, theft or destruction of this Note, and of the ownership hereof reasonably satisfactory to the Company.

(b) Entire Agreement. This Note (including any recitals hereto) and the Agreement set forth the entire understanding of the Parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any Party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by the Company and the Holder.

(c) Notices. All notices under this Note shall be in writing. Notices may be served by certified or registered mail, postage paid with return receipt requested; by private courier, prepaid; by other reliable form of electronic communication; or personally. Mailed notices shall be deemed delivered five (5) days after mailing, properly addressed. Couriered notices shall be deemed delivered on the date that the courier warrants that delivery will occur. Electronic communication notices shall be deemed delivered when receipt is either confirmed by confirming transmission equipment or acknowledged by the addressee or its office. Personal delivery shall be effective when accomplished. Any Party may change its address by giving notice, in writing, stating its new address, to the other Party. Subject to the forgoing, notices shall be sent as follows:

If to the Company:

NutraLife Biosciences, Inc.
Attn: Edgar Ward
6601 Lyons Road, Suite L-6
Coconut Creek, FL 33073
Email: edgar@nutralifebiosciences.com

If to Holder, to the address of Holder as set forth in the Agreement.

(d) No Waiver. No waiver of any provision of this Note shall be effective unless it is in writing and signed by the Party against whom it is asserted, and any such written waiver shall only be applicable to the specific instance to which it relates and shall not be deemed to be a continuing or future waiver.

(e) Headings. The article and section headings contained in this Note are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Note.

(f) Governing Law. This Note, and any dispute arising out of, relating to, or in connection with this Note, shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or of any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida.

(g) Enforcement of the Note; Jurisdiction; No Jury Trial.

(i) Each of the Parties irrevocably agrees that any legal action or proceeding with respect to this Note and the rights and obligations arising under this Note, or for recognition and enforcement of any judgment or arbitral award or resolution in respect of this Note, shall be brought and determined exclusively in the courts of the State of Florida located in Broward County, Florida or in the event (but only in the event) that such courts do not have subject matter jurisdiction over such action or proceeding, in the United States District Court sitting in Broward County, Florida (the "Selected Courts"). Each of the Parties hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the Selected Courts and agrees that it will not bring any action relating to this Note or any of the transactions contemplated by this Note in any court other than the Selected Courts. Each of the Parties hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Note, (a) any claim that it is not personally subject to the jurisdiction of the Selected Courts for any reason other than the failure to serve in accordance with the provisions of this Note; (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); and (c) to the fullest extent permitted by law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum; (ii) the venue of such suit, action or proceeding is improper; or (iii) this Note, or the subject matter of this Note, may not be enforced in or by the Selected Courts.

(ii) EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(h) Attorneys' Fees. If any Party hereto is required to engage in litigation against any other Party, either as plaintiff or as defendant, in order to enforce or defend any rights under this Note, and such litigation results in a final judgment in favor of such Party ("Prevailing Party"), then the party or parties against whom said final judgment is obtained shall reimburse the Prevailing Party for all direct, indirect or incidental expenses incurred, including, but not limited to, all attorneys' fees, court costs and other expenses incurred throughout all negotiations, trials or appeals undertaken in order to enforce the Prevailing Party's rights hereunder.

(i) Usury Savings Clause. Notwithstanding any provision in this Note to the contrary, the total liability for payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions, or other sums which may at any time be deemed to be interest, shall not exceed the limit imposed by the usury laws of the jurisdiction

governing this Note or any other applicable law. In the event the total liability of payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions or other sums which may at any time be deemed to be interest, shall, for any reason whatsoever, result in an effective rate of interest, which for any month or other interest payment period exceeds the limit imposed by the usury laws of the jurisdiction governing this Note, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or notice by, between, or to any party hereto, be applied to the reduction of the outstanding principal balance due hereunder immediately upon receipt of such sums by the Holder hereof, with the same force and effect as though the Company had specifically designated such excess sums to be so applied to the reduction of the principal balance then outstanding, and the Holder hereof had agreed to accept such sums as a penalty-free payment of principal; provided, however, that the Holder may, at any time and from time to time, elect, by notice in writing to the Company, to waive, reduce, or limit the collection of any sums in excess of those lawfully collectible as interest, rather than accept such sums as a prepayment of the principal balance then outstanding. It is the intention of the Parties that the Company does not intend or expect to pay, nor does the Holder intend or expect to charge or collect any interest under this Note greater than the highest non-usurious rate of interest which may be charged under applicable law.

(j) Parties in Interest. This Note shall be binding upon and inure solely to the benefit of each Party, and nothing in this Note, express or implied, is intended to confer upon any other person or entity any rights or remedies of any nature under or by reason of this Note.

(k) Severability; Expenses; Further Assurances. If any term, condition or other provision of this Note is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, conditions and provisions of this Note shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Note is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Note so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Note be consummated as originally contemplated to the fullest extent possible. Except as otherwise specifically provided in this Note, each Party shall be responsible for the expenses it may incur in connection with the negotiation, preparation, execution, delivery, performance and enforcement of this Note. The Parties shall from time to time do and perform any additional acts and execute and deliver any additional documents and instruments that may be required by Law or reasonably requested by any Party to establish, maintain or protect its rights and remedies under, or to effect the intents and purposes of, this Note.

(l) Execution in Counterparts, Electronic Transmission. This Note may be executed in any number of counterparts, each of which shall be deemed an original. The signature of any Party which is transmitted by any reliable electronic means such as, but not limited to, a photocopy, electronically scanned or facsimile machine, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature or an original document.

(m) No Assignment. This Note may not be assigned by the Company without the prior written consent of the Holder in its sole discretion.

(n) Currency. All dollar amounts are in U.S. dollars.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Note as of the Issue Date.

NutraLife Biosciences, Inc.

By: Edgar Ward
Name: Edgar Ward
Title: Chief Executive Officer

Agreed and accepted:

Holder name: Nicholas Cirignano III
By: Nicholas Cirignano III
Name:
Title:

525335.v2

NUTRALIFE BIOSCIENCES, INC.

SUBSCRIPTION AGREEMENT

The undersigned "Subscriber", on the terms and conditions herein set forth, hereby irrevocable submits this subscription agreement (the "Subscription Agreement") to NutraLife Biosciences, Inc., a Florida corporation (the "Company"), in connection with a private offering by the Company (the "Offering") to raise a maximum of $500,200 through the sale to Subscriber as an "accredited investor" (as defined below) of a Promissory Note of the Company (a "Note") and, if elected by Subscriber, certain shares of common stock, par value $0.0001 per share, of the Company (the "Common Stock").

The Company is offering up to $500,000 of aggregate principal amount of Notes and up to 2,000,000 shares of Common Stock.

For each one dollar of aggregate principal amount of a Note that Subscriber subscribes for, the Subscriber may acquire up to four shares of Common Stock, at a price of $0.0001 per share (the "Shares").

By way of example, and not limitation, in the event that Subscriber subscribed for a Note in the principal amount of $50,000, Subscriber may acquire, at Subscriber's election, up to 200,000 shares of Common Stock at $0.0001 per share. If Subscriber so elects, the total subscription price would be $50,020.00 ($50,000 principal amount of the Note plus 200,000 multiplied by $0.0001, and therefore $20.00 for the shares of Common Stock).

Subscriber is not required to acquire any shares of Common Stock in connection with the acquisition of a Note, but may do so at Subscriber's election as set forth above.

The minimum subscription amount is a Note in the aggregate principal amount of $25,000, provided that the Company may accept subscriptions in lesser amounts in its sole discretion.

The principal amount of Note subscribed for, and the number of shares of Common Stock subscribed for is set forth below.

****

Subscription:

The undersigned Subscriber, intending to be legally bound, hereby subscribes for:

(i) a Note in the principal amount of $ 100,000.00 (the "Principal Amount"); and

(ii) 400,000 shares of Common Stock at $0.0001 per share, for resulting purchase price of $ 40 (the "Share Purchase Price");

for a resulting total purchase price of $ 100,040 [Principal Amount + Share Purchase Price] (the "Subscription Amount").

The Note and, if any shares of Common Stock are elected above, together with such shares, may be referred to herein collectively as the "Securities".

The undersigned acknowledges that the Company is offering the Securities to those who are "accredited investors" as defined herein pursuant to of Rule 506(b) of Regulation D promulgated by the Securities Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").

The undersigned agrees to execute this Subscription Agreement and if by mail, send to the Company. You as an individual or you on behalf of the subscribing entity are being asked to complete this Subscription Agreement so that a determination can be made as to whether or not you (it) are qualified to purchase the Securities under applicable federal and state securities laws. Your answers to the questions contained herein must be true and correct in all respects, and a false representation by you may constitute a violation of law for which a claim for damages may be made against you. Your answers will be kept strictly confidential; however, by signing this Subscription Agreement, you will be authorizing the Company to present a completed copy of this Subscription Agreement to such parties as they may deem appropriate in order to make certain that the offer and sale of the securities will not result in a violation of the Securities Act or of the securities laws of any state.

All questions must be answered. If the appropriate answer is "None" or "Not Applicable," please state so. Please print or type your answers to all questions and attach additional sheets if necessary to complete your answers to any item. Please initial any corrections.

1. **Subscription for the Purchase of Securities.** The undersigned Subscriber hereby subscribes to purchase the Securities as set forth above. Subscriber agrees to forward payment in the amount of the Subscription Price to the Company via one of the following methods:

   (a) by wiring payment of the Subscription Amount in accordance with the information set forth below:

For financial institutions in the United States, give your bank this information:

Send to: [Bank Name]
[Bank Address]
ABA#[ ]

525307.v2

For credit to: NutraLife Biosciences, Inc.
Attn: Edgar Ward
6601 Lyons Road, Suite L-6
Coconut Creek, FL 33073
Account #[ ]

For the benefit of:
(Your Name and/or Business Entity) THOMAS A CIRIGNANO
(Your Name and/or Business Entity) 750 W CALIFORNIA Ave
Your street address
City, State Zip ABSECON NJ 08201
United States
Phone Number/email address 609 645 3999

For financial institutions <u>outside</u> the United States, please contact the Company.

OR

(b) by mailing a certified check in the amount of the Subscription Price, payable to "NutraLife Biosciences, Inc.", to the Company as follows:

NutraLife Biosciences, Inc.
Attn: Edgar Ward
6601 Lyons Road, Suite L-6
Coconut Creek, FL 33073

Regardless of whether paying by wire transfer or check, you must also deliver a fully completed and executed copy of this Subscription Agreement <u>and an executed copy of the signature page to the Note</u> to the Company at:

NutraLife Biosciences, Inc.
Attn: Edgar Ward
6601 Lyons Road, Suite L-6
Coconut Creek, FL 33073

The Note is attached to this Subscription Agreement as Exhibit A.

Subscriber recognizes and agrees that (i) this subscription is irrevocable and, if Subscriber is a natural person, shall survive Subscriber's death, disability or other incapacity, and (ii) the Company has complete discretion to accept or to reject this Subscription Agreement in its entirety and shall have no liability for any rejection of this Subscription Agreement. This Subscription Agreement shall be deemed to be accepted by the Company only when it is executed by the Company.

2. **Effect of Acceptance.** Subscriber hereby acknowledges and agrees that on the Company's acceptance of this Subscription Agreement, it shall become a binding and fully enforceable agreement between the Company and the Subscriber. As a result, upon acceptance by the Company of this Subscription Agreement, Subscriber will become the record and beneficial holder of the Securities and the Company will be entitled to receive the purchase price of the

Securities as specified herein. By Subscriber's execution of this Subscription Agreement, Subscriber agrees to the bound by the terms and conditions of the Note.

3. **Representation as to Investor Status.** In order for the Company to sell the Securities (in conformance with state and federal securities laws), the following information must be obtained regarding Subscriber's investor status. Please **initial each item applicable** to you as an investor in the Company.

   (a) **Accredited Investor.** Rule 501(a) of Regulation D defines an "accredited investor" as any person who comes within any of the following categories, or whom the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

   (i) __✓__ A natural person whose net worth, either individually or jointly with such person's spouse, at the time of Subscriber's purchase, exceeds $1,000,000.

   (ii) _____ A natural person who had an individual income in excess of $200,000, or joint income with that person's spouse in excess of $300,000, in each of the two most recent years and reasonably expects to reach the same income level in the current year.

   (iii) _____ A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

   (iv) _____ A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

   (v) _____ An insurance company as defined in section 2(13) of the Exchange Act.

   (vi) _____ An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

   (vii) _____ A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

   (viii) _____ A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state, or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

   (ix) _____ An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(x) _____ A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(xi) _____ An organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000.

(xii) _____ A director or executive officer of the Company.

(xiii) _____ A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company.

(xiv) _____ An entity in which all of the equity owners qualify under any of the above subparagraphs.

________ Subscriber does not qualify under any of the investor categories set forth in Section (3)(a)(i) through Section (3)(a)(iv).

The term "net worth" means the excess of total assets over total liabilities (including personal and real property, but excluding the estimated fair market value of a person's primary home).

In determining individual "income," Subscriber should add to Subscriber's individual taxable adjusted gross income (exclusive of any spousal income) any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

(b) Type of Subscriber. Indicate the form of entity of Subscriber:

☒ Individual ☐ Limited Partnership

☐ Corporation ☐ General Partnership

☐ Revocable Trust ☐ Other Type of Trust (indicate type): ____________

☐ Other (indicate form of organization): ______________________________

(i) If Subscriber is not an individual, indicate the approximate date Subscriber entity was formed: ____________________.

(ii) If Subscriber is not an individual, **initial** the line below which correctly describes the application of the following statement to Subscriber's situation: Subscriber (x)

was not organized or reorganized for the specific purpose of acquiring the Securities and (y) has made investments prior to the date hereof, and each beneficial owner thereof has and will share in the investment in proportion to his or her ownership interest in Subscriber.

_______ True

_______ False

If the "False" box is checked, each person participating in the entity will be required to fill out a Subscription Agreement.

4. **Additional Representations and Warranties of Subscriber.** Subscriber hereby represents and warrants to the Company as follows:

   (a) Subscriber has been furnished all documents related to the Company and its operations as requested by Subscriber, and Subscriber has carefully read such documents. Subscriber has been furnished with all documents and materials relating to the business, finances and operations of the Company and information that Subscriber requested and deemed material to making an informed investment decision regarding its purchase of the Securities. Subscriber has been afforded the opportunity to review such documents and materials and the information contained therein. Subscriber has been afforded the opportunity to ask questions of the Company and its management. Subscriber understands that such discussions, as well as any written information provided by the Company, were intended to describe the aspects of the Company's business and prospects which the Company believes to be material, but were not necessarily a thorough or exhaustive description, and except as expressly set forth in this Subscription Agreement, the Company makes no representation or warranty with respect to the completeness of such information and makes no representation or warranty of any kind with respect to any information provided by any entity other than the Company. Some of such information may include projections as to the future performance of the Company, which projections may not be realized, may be based on assumptions which may not be correct and may be subject to numerous factors beyond the Company's control. Additionally, Subscriber understands and represents that Subscriber is purchasing the Securities notwithstanding the fact that the Company may disclose in the future certain material information that the Subscriber has not received, including the financial results of the Company for their current fiscal quarters. Neither such inquiries nor any other due diligence investigations conducted by such Subscriber shall modify, amend or affect such Subscriber's right to rely on the Company's representations and warranties, if any, contained in this Subscription Agreement. Subscriber has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its investment in the Securities. Subscriber has full power and authority to make the representations referred to herein, to purchase the Securities and to execute and deliver this Subscription Agreement.

   (b) Subscriber has read and understood, and is familiar with, this Subscription Agreement, the Securities and the business and financial affairs of the Company.

(c) Subscriber, either personally, or together with Subscriber's advisors (other than any securities broker/dealers who may receive compensation from the sale of any of the Securities), has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, is able to bear the risks of an investment in the Securities and understands the risks of, and other considerations relating to, a purchase of a Unit. The Subscriber and its advisors have had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Securities. Subscriber's financial condition is such that Subscriber is able to bear the risk of holding the Securities that Subscriber may acquire pursuant to this Agreement, for an indefinite period of time, and the risk of loss of Subscriber's entire investment in the Company.

(d) Subscriber has investigated the acquisition of the Securities to the extent Subscriber deemed necessary or desirable and the Company has provided Subscriber with any reasonable assistance Subscriber has requested in connection therewith.

(e) The Securities are being acquired for Subscriber's own account for investment, with no intention by Subscriber to distribute or sell any portion thereof within the meaning of the Securities Act, and will not be transferred by Subscriber in violation of the Securities Act or the then applicable rules or regulations thereunder. No one other than Subscriber has any interest in or any right to acquire the Securities. Subscriber understands and acknowledges that the Company will have no obligation to recognize the ownership, beneficial or otherwise, of the Securities by anyone but Subscriber.

(f) No representations or warranties have been made to Subscriber by the Company, or any representative of the Company, or any securities broker/dealer, other than as set forth in this Subscription Agreement.

(g) Subscriber is aware that Subscriber's rights to transfer the Securities is restricted by the Securities Act and applicable state securities laws, and Subscriber will not offer for sale, sell or otherwise transfer the Securities without registration under the Securities Act and qualification under the securities laws of all applicable states, unless such sale would be exempt therefrom.

(h) Subscriber understands and agrees that the Securities have not been registered under the Securities Act or any state securities act in reliance on exemptions therefrom and that the Company has no obligation to register any of the Securities.

(i) The Subscriber has had an opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of this investment and all such questions have been answered to the full satisfaction of the undersigned. Subscriber understands that no person other than the Company has been authorized to make any representation and if made, such representation may not be relied on unless it is made in writing and signed by the Company. The Company has not, however, rendered any investment advice to the undersigned with respect to the suitability.

(j) Subscriber understands that the certificates or other instruments representing the

Securities shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such certificates):

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THIS CORPORATION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THIS CORPORATION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

(k) Subscriber also acknowledges and agrees to the following:

(i) an investment in the Securities is highly speculative and involves a high degree of risk of loss of the entire investment in the Company; and

(ii) there is no assurance that a public market for the will be available and that, as a result, Subscriber may not be able to liquidate Subscriber's investment in the Securities should a need arise to do so.

(l) Subscriber is not dependent for liquidity on any of the amounts Subscriber is investing in the Securities.

(m) Subscriber's address set forth below is his or her or its correct residence or business address.

(n) Subscriber has full power and authority to make the representations referred to herein, to purchase the Securities and to execute and deliver this Subscription Agreement.

(o) Subscriber understands that the foregoing representations and warranties are to be relied upon by the Company as a basis for the exemptions from registration and qualification of the sale of the Securities under the federal and state securities laws and for other purposes.

5. **Representations and Warranties Regarding Patriot Act; Anti-Money Laundering; OFAC.** The Subscriber should check the Office of Foreign Assets Control ("OFAC") website at http://www.treas.gov/ofac before making the following representations. Subscriber hereby represents and warrants to the Company as follows:

(a) The Subscriber represents that (i) no part of the funds used by the Subscriber to acquire the Securities or to satisfy his/her capital commitment obligations with respect thereto has been, or shall be, directly or indirectly derived from, or related to, any activity that may contravene United States federal or state or non-United States laws or regulations, including anti-money laundering laws and regulations, and (ii) no capital commitment,

contribution or payment to the Company by the Subscriber and no distribution to the Subscriber shall cause the Company to be in violation of any applicable anti-money laundering laws or regulations including, without limitation, Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the United States Department of the Treasury Office of Foreign Assets Control regulations. The Subscriber acknowledges and agrees that, notwithstanding anything to the contrary contained in any other agreement, to the extent required by any anti-money laundering law or regulation, the Company may prohibit capital contributions, restrict distributions or take any other reasonably necessary or advisable action with respect to the Securities, and the Subscriber shall have no claim, and shall not pursue any claim, against the Company or any other person in connection therewith. U.S. federal regulations and executive orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac. In addition, the programs administered by OFAC (the "OFAC Programs") prohibit dealing with individuals[1] or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

(b) To the best of the Subscriber's knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in this paragraph. The Subscriber agrees to promptly notify the Company should the Subscriber become aware of any change in the information set forth in these representations. The Subscriber understands and acknowledges that, by law, the Company may be obligated to "freeze the account" of the Subscriber, either by prohibiting additional subscriptions from the Subscriber, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and any broker may also be required to report such action and to disclose the Subscriber's identity to OFAC. The Subscriber further acknowledges that the Company may, by written notice to the Subscriber, suspend the redemption rights, if any, of the Subscriber if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any Broker or any of the Company's other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

(c) To the best of the Subscriber's knowledge, none of: (1) the Subscriber; (2) any person

[1] These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a senior foreign political figure[2], or any immediate family[3] member or close associate[4] of a senior foreign political figure, as such terms are defined in the footnotes below.

(d) If the Subscriber is affiliated with a non-U.S. banking institution (a "Foreign Bank"), or if the Subscriber receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Subscriber represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

(e) The Subscriber acknowledges that, to the extent applicable, the Company will seek to comply with the Foreign Account Tax Compliance Act provisions of the U.S. Internal Revenue Code and any rules, regulations, forms, instructions or other guidance issued in connection therewith (the "FATCA Provisions"). In furtherance of these efforts, the Subscriber agrees to promptly deliver any additional documentation or information, and updates thereto as applicable, which the Company may request in order to comply with the FATCA Provisions. The Subscriber acknowledges and agrees that, notwithstanding anything to the contrary contained in any side letter or any other agreement, the failure to promptly comply with such requests, or to provide such additional information, may result in the withholding of amounts with respect to, or other limitations on, distributions made to the Subscriber and such other reasonably necessary or advisable action by the Company with respect to the Securities (including, without limitation, required withdrawal), and the Subscriber shall have no claim, and shall not pursue any claim, against the Company or any other person in connection therewith

The foregoing representations and warranties are true and accurate as of the date hereof and shall survive such date. If any of the above representations and warranties shall cease to be true and accurate prior to the acceptance of this Subscription Agreement, Subscriber shall give prompt notice of such fact to the Company by telegram, or facsimile or e-mail, specifying which

---

[2] A "senior foreign political figure" is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a "senior foreign political figure" includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

[3] "Immediate family" of a senior foreign political figure typically includes the figure's parents, siblings, spouse, children and in-laws.

[4] A "close associate" of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

representations and warranties are not true and accurate and the reasons therefor.

6. **Indemnification.** Subscriber acknowledges that Subscriber understands the meaning and legal consequences of the representations and warranties made by Subscriber herein, and that the Company is relying on such representations and warranties in making the determination to accept or reject this Subscription Agreement. Subscriber hereby agrees to indemnify and hold harmless the Company and each employee and agent thereof from and against any and all losses, damages or liabilities due to or arising out of a breach of any representation or warranty of Subscriber contained in this Subscription Agreement.

7. **Transferability.** Subscriber agrees not to transfer or assign this Subscription Agreement, or any interest herein, and further agrees that the assignment and transferability of the Securities acquired pursuant hereto shall be made only in accordance with applicable federal and state securities laws.

8. **Termination of Agreement; Return of Funds.** In the event that, for any reason, this Subscription Agreement is rejected in its entirety by the Company, this Subscription Agreement shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder. In the event that the Company rejects this Subscription Agreement, the Company shall promptly return or cause to be returned to Subscriber any money tendered hereunder without interest or deduction.

9. **Notices.** All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, or delivered by, facsimile or e-mail to Subscriber at the address set forth below and to the Company at the address set forth above, or at such other place as the Company may designate by written notice to Subscriber.

10. **Amendments.** Neither this Subscription Agreement nor any term hereof may be changed, waived, discharged or terminated except in a writing signed by Subscriber and the Company.

11. **Governing Law.** This Subscription Agreement and all amendments hereto shall be governed by and construed in accordance with the laws of the State of Florida without application of the conflicts of laws provisions thereof.

12. **Headings.** The headings in this Subscription Agreement are for convenience of reference, and shall not by themselves determine the meaning of this Subscription Agreement or of any part hereof.

13. **Counterparts.** This Subscription Agreement may be executed in any number of counterparts with the same force and effect as if all parties had executed the same document. The execution and delivery of a facsimile or other electronic transmission of this Subscription Agreement shall constitute delivery of an executed original and shall be binding upon the person whose signature appears on the transmitted copy.

14. **Continuing Obligation of Subscriber to Confirm Investor Status.** Upon the request of the Company and for as long as the Subscriber holds Securities or other securities in the Company, the Subscriber shall confirm Subscriber's investor status as an "Accredited Investor," as defined by the Securities and Exchange Commission at the time of such request. In connection

therewith, the Company shall deliver to the Subscriber a questionnaire that elicits the necessary information to determine the Subscriber's investor status. Upon receipt of the questionnaire, the Subscriber shall: (i) complete it, (ii) execute the signature page therein, and (iii) return it to the Company, or its designee, in accordance with the instructions therein, no later than ten (10) days after receipt of the questionnaire.

15. **Representations of the Company**. The Company acknowledges, represents and warrants to Subscriber, as of the date hereof, as follows:

(a) Corporate Organization and Authority.

(i) The Company is a corporation incorporated, validly existing and in good standing under the laws of the State of Florida and has the requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. The reports filed by the Company with the Securities and Exchange Commission pursuant to the Exchange Act (the "SEC Reports") contain true and complete copies of the Company's articles of incorporation and by-laws, as in effect on the date of this Agreement.

(ii) All corporate action required to be taken by the Company's Board of Directors and stockholders in order to authorize the Company to enter into this Agreement and the other documents in connection with the transactions being undertaken by the Company on or about the date hereof relating to the investment in the Company by Subscriber, including, without limitation, the Company's articles of incorporation, by-laws, and any stockholders agreement (collectively, the "Equity Documents"), and to issue the Securities to Subscriber, has been taken. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Subscriber, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except (A) as such enforceability may be limited by bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium, receivership or other similar laws affecting or relating to enforcement of creditors' rights generally, and (B) as the remedy of specific performance and injunction and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The shares of Common Stock to be issued hereunder (the "Shares"), when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable federal and state securities laws.

(iii) Other than any waivers, consents, and filings as have already been obtained or made, the execution, delivery and performance by the Company of this Agreement, and the issuance of the Shares: (A) will not violate any provision of the Company's articles of incorporation or by-laws; (B) will not result in a breach of, or constitute a default under, any law to which the Company or any material portion of its assets is subject; (C) do not require notice to, filing with or the consent of any governmental authority, except for customary filings under applicable securities

laws; (D) do not require notice to or the consent of any other person under any material agreement or material contract to which the Company is a party or subject; and (E) will not violate, constitute grounds for termination of, result in a breach of, constitute a default under, give rise to any third party's right(s) of first refusal or similar right in respect of the rights or obligations of the Company under, accelerate or permit the acceleration of any performance required by the terms of, or result in the loss of any benefit to which the Company is entitled under, any agreement or contract to which the Company is a party or subject.

(b) Capitalization.

(i) The aggregate number of shares of capital stock which the Company is authorized to issue is 500,000,000 shares, consisting of (A) 499,990,000 shares of Common Stock, par value $0.0001 per share, and (B) 10,000 shares of Preferred Stock, par value $0.0001 per share. As of the date hereof, there are 145,539,170 shares of Common Stock and 1,000 shares of Preferred Stock issued and outstanding, not including the Shares to be issued hereunder.

(ii) Other than as set forth in the SEC Reports, there are no outstanding or authorized options, warrants, subscriptions, calls or other rights (including preemptive rights) to purchase equity securities of the Company, other than (x) pursuant to the equity incentive plan as the Company has adopted as of the date hereof (as may be amended, restated or modified from time to time), and (y) pursuant to subscription agreements executed contemporaneously with this Agreement.

(c) Use of Proceeds. The proceeds from the issuance by the Company of the Securities shall be used by the Company for general corporate purposes.

(d) No Proceedings. There is no pending or, to the knowledge of the Company, threatened claim, legal action, or other administrative proceeding or any order, complaint, decree or judgment involving the transactions contemplated hereby or the Company that could reasonably be expected to have a material adverse effect on the Company.

16. Indemnification by the Company. The Company hereby agrees to indemnify Subscriber and to hold Subscriber harmless from and against any and all liability, damage, cost or expense incurred by Subscriber as a result of any inaccuracy in the declarations, representations and warranties of the Company set forth herein.

[Remainder of page intentionally left blank. Signatures appear on following pages.]

INDIVIDUALS

In witness whereof, the parties hereto have executed this Agreement as of the dates set forth below.

Dated: 9-10-, 2020.

Signature: [signature]

Name (Please Print): THOMAS A CIRIGNANO

Residence Address: 2948 7th AVE
SWEETWATER NJ
08037

Phone Number: (609) 645-3999

Cellular Number: (609) 517-1807

Social Security Number(s): ______

Email address: TAC@CIRIGNANOINC.COM

ACCEPTANCE

NutraLife Biosciences, Inc.

Date: 9/11/, 2020.

By: Edgar Ward
Name: Edgar Ward
Title: Chief Executive Officer

525307.v2

Exhibit A
Promissory Note

(Attached)

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH QUALIFICATION AND REGISTRATION ARE NOT REQUIRED. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS NOTE IS FURTHER SUBJECT TO OTHER RESTRICTIONS, TERMS AND CONDITIONS WHICH ARE SET FORTH HEREIN.

Principal Amount: $[100,000.00 **]** **Issue Date: [** 9-10- **], 2020**

18% PROMISSORY NOTE

FOR VALUE RECEIVED, pursuant to the terms and conditions of this 18% Promissory Note (this "Note"), NutraLife Biosciences, Inc., a Florida corporation (the "Company"), hereby promises to pay to the order of the holder as set forth on the signature page hereof, or its assigns (the "Holder"), on the first anniversary of the Issue Date as set forth above (the "Maturity Date") or earlier as required pursuant to this Note, the principal amount as set forth above (the "Principal Amount"), and to pay interest on the outstanding Principal Amount as set forth herein in each case to the extent that this Note and the Principal Amount and any accrued interest hereunder (the "Indebtedness") has not been repaid by the Company as of such applicable date. Interest shall commence accruing on the date hereof (the "Issue Date"), computed on the basis of a 365-day year and the actual number of days elapsed, and shall be payable as set forth herein.

This Note is entered into pursuant to a Subscription Agreement by and between the Company and the Holder dated as of the Issue Date (the "Agreement") and is subject to the terms and conditions thereof.

This Note is not a certificate of deposit or similar obligation of, and is not guaranteed or insured by, any depository institution, the Federal Deposit Insurance Corporation, the Securities Holder Protection Corporation or any other governmental or private fund or entity.

The following terms shall apply to this Note:

Section 1. Definitions. Defined terms used herein without definition have the meanings given them in the Agreement. The Company and the Holder may be referred to herein individually as a "Party" and collectively as the "Parties".

Section 2. Interest; Late Fees; Prepayment.

(a) Interest shall accrue on the Principal Amount at the rate of eighteen percent (18%) per annum, simple interest, non-compounded basis (the "Interest"). To the extent not earlier repaid as set forth herein, the Principal Amount and the accrued and unpaid Interest (collectively, the "Indebtedness") shall be due and payable in full on the Maturity Date or such

earlier date as the Indebtedness may be due hereunder pursuant to the terms herein. No payments of the Principal Amount or Interest herein shall be required prior to the Maturity Date.

(b) The Company may prepay all or any portion of the Principal Amount and any accrued and unpaid Interest at any time.

(c) Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

Section 3. Events of Default.

(a) The Holder may elect to declare an "Event of Default" if any of the following conditions or events shall occur and be continuing:

(i) the Company fails to pay the then-outstanding Indebtedness on any date any such amounts become due and payable, and any such failure is not cured within three Business Days of written notice thereof by Holder (provided that on the third or more such instance(s) of non-payment, the Company shall not be entitled to a cure period);

(ii) any representation or warranty of the Company delivered in this Note or in the Agreement is materially false or untrue when given;

(iii) the Company fails to comply in any material respect with any other covenant or agreement in this Note or in the Agreement and any such failure is not cured within three Business Days of written notice thereof by Holder;

(iv) the Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator; (ii) make a general assignment for the benefit of the Company's creditors; or (iii) commence a voluntary case under the U.S. Bankruptcy Code as now and hereafter in effect, or any successor statute; or

(v) a proceeding or case shall be commenced, without the application or consent of the Company, in any court of competent jurisdiction, seeking (1) liquidation, reorganization or other relief with respect to it or its assets or the composition or readjustment of its debts, or (2) the appointment of a trustee, receiver, custodian, liquidator or the like of any substantial part of its assets, and, in each case, such proceedings or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 days, if in the United States, or 90 days, if outside of the United States; or an order for relief against the Company shall be entered in an involuntary case under any bankruptcy, insolvency, composition, readjustment of debt, liquidation of assets or similar Law of any jurisdiction.

(b) Consequences of Events of Default. If an Event of Default has occurred and is continuing (i) the Holder may, by notice to the Company, declare all or any portion of the then-outstanding Indebtedness due and payable, and the Note and the then-outstanding

Indebtedness shall thereupon become immediately due and payable in cash and (ii) the Holder shall have the right to pursue any other remedies that the Holder may have under applicable law.

Section 4. Miscellaneous.

(a) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note, but only upon receipt of evidence of such loss, theft or destruction of this Note, and of the ownership hereof reasonably satisfactory to the Company.

(b) Entire Agreement. This Note (including any recitals hereto) and the Agreement set forth the entire understanding of the Parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any Party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by the Company and the Holder.

(c) Notices. All notices under this Note shall be in writing. Notices may be served by certified or registered mail, postage paid with return receipt requested; by private courier, prepaid; by other reliable form of electronic communication; or personally. Mailed notices shall be deemed delivered five (5) days after mailing, properly addressed. Couriered notices shall be deemed delivered on the date that the courier warrants that delivery will occur. Electronic communication notices shall be deemed delivered when receipt is either confirmed by confirming transmission equipment or acknowledged by the addressee or its office. Personal delivery shall be effective when accomplished. Any Party may change its address by giving notice, in writing, stating its new address, to the other Party. Subject to the forgoing, notices shall be sent as follows:

If to the Company:

NutraLife Biosciences, Inc.
Attn: Edgar Ward
6601 Lyons Road, Suite L-6
Coconut Creek, FL 33073
Email: edgar@nutralifebiosciences.com

If to Holder, to the address of Holder as set forth in the Agreement.

(d) No Waiver. No waiver of any provision of this Note shall be effective unless it is in writing and signed by the Party against whom it is asserted, and any such written waiver shall only be applicable to the specific instance to which it relates and shall not be deemed to be a continuing or future waiver.

(e) Headings. The article and section headings contained in this Note are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Note.

(f) Governing Law. This Note, and any dispute arising out of, relating to, or in connection with this Note, shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or of any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida.

(g) Enforcement of the Note; Jurisdiction; No Jury Trial.

(i) Each of the Parties irrevocably agrees that any legal action or proceeding with respect to this Note and the rights and obligations arising under this Note, or for recognition and enforcement of any judgment or arbitral award or resolution in respect of this Note, shall be brought and determined exclusively in the courts of the State of Florida located in Broward County, Florida or in the event (but only in the event) that such courts do not have subject matter jurisdiction over such action or proceeding, in the United States District Court sitting in Broward County, Florida (the "Selected Courts"). Each of the Parties hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the Selected Courts and agrees that it will not bring any action relating to this Note or any of the transactions contemplated by this Note in any court other than the Selected Courts. Each of the Parties hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Note, (a) any claim that it is not personally subject to the jurisdiction of the Selected Courts for any reason other than the failure to serve in accordance with the provisions of this Note; (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); and (c) to the fullest extent permitted by law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum; (ii) the venue of such suit, action or proceeding is improper; or (iii) this Note, or the subject matter of this Note, may not be enforced in or by the Selected Courts.

(ii) EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(h) Attorneys' Fees. If any Party hereto is required to engage in litigation against any other Party, either as plaintiff or as defendant, in order to enforce or defend any rights under this Note, and such litigation results in a final judgment in favor of such Party ("Prevailing Party"), then the party or parties against whom said final judgment is obtained shall reimburse the Prevailing Party for all direct, indirect or incidental expenses incurred, including, but not limited to, all attorneys' fees, court costs and other expenses incurred throughout all negotiations, trials or appeals undertaken in order to enforce the Prevailing Party's rights hereunder.

(i) Usury Savings Clause. Notwithstanding any provision in this Note to the contrary, the total liability for payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions, or other sums which may at any time be deemed to be interest, shall not exceed the limit imposed by the usury laws of the jurisdiction

governing this Note or any other applicable law. In the event the total liability of payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions or other sums which may at any time be deemed to be interest, shall, for any reason whatsoever, result in an effective rate of interest, which for any month or other interest payment period exceeds the limit imposed by the usury laws of the jurisdiction governing this Note, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or notice by, between, or to any party hereto, be applied to the reduction of the outstanding principal balance due hereunder immediately upon receipt of such sums by the Holder hereof, with the same force and effect as though the Company had specifically designated such excess sums to be so applied to the reduction of the principal balance then outstanding, and the Holder hereof had agreed to accept such sums as a penalty-free payment of principal; provided, however, that the Holder may, at any time and from time to time, elect, by notice in writing to the Company, to waive, reduce, or limit the collection of any sums in excess of those lawfully collectible as interest, rather than accept such sums as a prepayment of the principal balance then outstanding. It is the intention of the Parties that the Company does not intend or expect to pay, nor does the Holder intend or expect to charge or collect any interest under this Note greater than the highest non-usurious rate of interest which may be charged under applicable law.

(j) Parties in Interest. This Note shall be binding upon and inure solely to the benefit of each Party, and nothing in this Note, express or implied, is intended to confer upon any other person or entity any rights or remedies of any nature under or by reason of this Note.

(k) Severability; Expenses; Further Assurances. If any term, condition or other provision of this Note is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, conditions and provisions of this Note shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Note is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Note so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Note be consummated as originally contemplated to the fullest extent possible. Except as otherwise specifically provided in this Note, each Party shall be responsible for the expenses it may incur in connection with the negotiation, preparation, execution, delivery, performance and enforcement of this Note. The Parties shall from time to time do and perform any additional acts and execute and deliver any additional documents and instruments that may be required by Law or reasonably requested by any Party to establish, maintain or protect its rights and remedies under, or to effect the intents and purposes of, this Note.

(l) Execution in Counterparts, Electronic Transmission. This Note may be executed in any number of counterparts, each of which shall be deemed an original. The signature of any Party which is transmitted by any reliable electronic means such as, but not limited to, a photocopy, electronically scanned or facsimile machine, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature or an original document.

(m) No Assignment. This Note may not be assigned by the Company without the prior written consent of the Holder in its sole discretion.

(n) Currency. All dollar amounts are in U.S. dollars.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Note as of the Issue Date.

NutraLife Biosciences, Inc.

By: Edgar Ward
Name: Edgar Ward
Title: Chief Executive Officer

Agreed and accepted:

Holder name: THOMAS A CIRIGNANO

By: THOMAS A. CIRIGNANO

Name:

Title:

Pending
09/11/20
INCOMING WIRE TRANSFER - 200911015679
Credit $150,000.00